EXHIBIT 10.24

           MEMORANDUM RE: MISSISSIPPI FRIO-WILCOX JOINT VENTURE WITH
                    GRIFFIN & GRIFFIN, DATED AUGUST 2, 2006


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                                   MEMORANDUM

         This Memorandum is entered into between GRIFFIN & GRIFFIN  EXPLORATION,

L.L.C.  ("G & G"), and BRINX  RESOURCES,  LTD.("Participant").  This  Memorandum

covers two  proposed  drilling  programs to be  conducted  by G & G, ten percent

(10%) of which shall be funded by Participant,  herein  Participant's  "pro-rata part."

I.       ESTABLISHMENT OF TRUST ACCOUNT.

         Upon the execution of this Memorandum, G & G shall establish a separate

Trust  Account  at a bank in  Jackson,  Mississippi.  The  purpose  of the Trust

Account is to provide  Participant with a deposit account for all funds advanced by Participant. This Trust Account shall require two signatures for the transfer out of any funds in any manner whatsoever.  One signature shall be required from

Participant's  designated  signatory  (the  "Designated  Signatory"),   and  one

signature  shall be  required  from G & G's  signatory.  G & G shall  prepare  a detailed request for funds to be transferred from the Trust Account to the G & G

General  Account  therein  clearly  setting  out the use for  such  proceeds  of transfer.  This request shall be transmitted via fax or e-mail to  Participant's

Signatory and he shall either  agree/refuse/  or request a  modification  of the request for transfer  within two (2) clear business  days. If further  transfers are refused and no modification is offered by Participant's Signatory,  then the terms contemplating  ongoing  expenditures and participations as set out in this

Agreement shall be vacated and  Participant's  pro-rata part of any excess funds over accrued  liabilities  shall be returned to  Participant  within thirty (30)

calendar days from the date of the refusal notice from Participant's  Signatory;

and any right,  title and interest to any of the prepaid  leases shall revert to one hundred percent (100%) control and ownership by G & G. II. Participant shall advance its pro-rata  part of One Million  U.S.  Dollars  ($1,000,000.00)  on or before August 15, 2006.

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        Use of Proceeds:

        (i)   Payment to G & G for prospect  fees in advance:

              (a) $20,000 x 20 Frio Prospects - total  $400,000;

              (b) $50,000 x 1 Plymouth Church Prospect - Wilcox Formation test;

        (ii)  Acquisition  of leasehold interest/brokerage costs/title opinion/

              drilling of:

              Red Bug Frio Prospect - $330,000;

        (iii) Acquisition of leasehold interests/brokerage costs/title opinions:

              (a) Plymouth  Church  Prospect - capped at $50,000;

              (b) Balance of funds ($170,000) to be applied to Frio locations or alternatives.

        Total use of proceeds this advance - One Million U.S. Dollars

($1,000,000.00).

III.     Division of Interests:

         G & G is hereby appointed Operator of all joint properties.

         G & G shall  receive the  proceeds of the sale of all  production  from wells  drilled  under  the  Program.  From  such  proceeds,  G & G shall pay all operating  expenses as provided in the Operating  Agreement  attached as Exhibit

"A" and made a part of this Memorandum, and all royalty and overriding royalties and taxes if they are not withheld by the purchaser required by the oil, gas and mineral leases  relating to each well.  After  deducting the above expenses from sales proceeds, the net remaining sales revenue shall be paid as follows:

         Wilcox Wells:

         - G & G shall be entitled to receive  twenty-five  percent (25%) of all net revenues;

          - Participant  shall  be  entitled  to  receive  its pro-rata  part of seventy-five percent (75%) of all net revenues.


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         - In the  event  that the first  Wilcox  exploration  well  establishes commercial  production  and  the  parties  to this  Agreement  desire  to  drill offsetting  well(s) within the limits of the same  reservoir  established in the test well, then G & G shall have the option of:

         (a) electing to pay all pro-rata drilling and completion costs; or,

         (b) electing to provide Participant with Participant's pro-rata part of one hundred percent (100%) of all net revenues up to and including payout of all costs to establish commercial  production Before Payout (BPO), after which G & G will be entitled to its full twenty-five  percent (25%) WI After Payout (APO) of said well or wells.

         Participants  will be given  forty-eight  (48)  hours once the well has

been  logged  to  elect  to   participate   in  the  completion  of  the  Wilcox

offset/development  wells.  Should a Participant not elect to participate,  then

its  interest  will  be  first  offered  on  a  pro-rata   basis  to  the  other

Participants.  The  non-participating  party  shall  receive  no  revenues  from production of the well, but will be refunded an amount equal to its share of the completions  cost  within  thirty  (30)  days  of the  well  being  placed  into production.

         Frio Wells:

         - G & G shall be entitled to receive  twenty  percent  (20%) of all net revenues;

         - Participant shall be entitled to receive its pro-rata part of eighty percent (80%) of all net revenues.

         It is agreed that the Participants, other than G & G, shall appoint one individual  representative and G & G shall appoint one  representative,  both of whom  shall  unanimously  agree  as to  prospect  designations  and  drill  site locations.

IV. This Memorandum of Agreement contemplates further advances by Participant as follows:


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         (i) On or before October 1, 2006, Participant will advance its pro-rata part of Two Million U.S. Dollars  ($2,000,000.00)  to be employed in the further development of prospects on lands of interest in Mississippi and Louisiana.  G &

G and Participant's Signatory agree to work together on the specific delineation of lands and drill targets to accomplish this goal.

         (ii) On or before  November  1,  2006,  Participant  will  advance  its pro-rata part of an additional One Million U.S.  Dollars  ($1,000,000.00)  to be expended in a like manner as set out in subparagraph (i) above.

         For absolute certainty, Participant hereby contemplates as evidenced by this  Agreement a gross  expenditure  of its pro-rata part of not to exceed Four

Million U.S.  Dollars  ($4,000,000.00)  to satisfy all or a portion of the above defined  program.  Any and all  expenditures  beyond  this  cap of Four  Million

Dollars   ($4,000,000.00)  will  require  written  agreements  not  contemplated specifically herein.

         Should  the  program  be  continued  beyond  the  Four  Million  Dollar expenditure and one or more Participants decided not to continue in the program,

then the remaining  Participants  shall be offered their pro-rata portion of the non-participant's interest.

V. REGISTRATION OF WORKING INTERESTS.

         G & G will cause its solicitors to register good title of Participant's pro-rata part of said prospect for the benefit of Participant  and shall provide an opinion as to said title.

VI. AREA OF MUTUAL INTEREST.

         G & G will  identify  and  prepare  an AMI  (Area  of  Mutual  Interest exclusive to Participant)  for its pro-rata part of fifty (50) prospects for the drilling  of  wells  to  depths  sufficient  to  test  prospectively  producible hydrocarbons from the top of the Frio Formation to the bottom of the



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Wilcox  Formation.  From these  fifty (50)  prospects,  G & G and  Participant's

Signatory  shall  select all drill  locations.  These  wells shall be funded and drilled in well  increments as mutually  agreed between G & G and  Participant's

Signatory.

VII. GENERAL PROVISIONS.

         1. The parties acknowledge the costs and expenses of conducting the two above programs are to be borne by Participant for its pro-rata share as provided above.  Should  the fund  contain  insufficient  amounts  to cover the costs and expenses,  Participant,  upon  request  from G & G, shall  make such  additional deposits  into the fund to cover  its  pro-rata  part of  anticipated  costs and expenses subject to the general provisions as set out above.

         2. This  Memorandum  acknowledges  that The Stallion  Group shall enter into a direct consulting agreement with Raymond Lewand,  Petroleum Geologist, on a one (1) year basis at a salary to be agreed and that Mr.  Lewand will be named

Vice-President of Exploration for The Stallion Group.

         Executed this        day of               , 2006.
                       ------        --------------

                                      GRIFFIN & GRIFFIN EXPLORATION, L.L.C.

                                      BY:  /s/ WILLIAM K. GRIFFIN
                                         ---------------------------------------
                                            William K. Griffin, III, President

                                      P.O. Box 12274
                                      Jackson, MS 39236
                                      (601) 713-1146



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                                      BRINX RESOURCES, LTD.

                                      BY: /s/ LEROY HALTERMAN
                                         ---------------------------------------
                                            Leroy Halterman, President

                                      820 Piedra Vista, NE
                                      Albuquerque, NM 87123
                                      Fax:   (505) 291-0158

















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